UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 30, 2014

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

212-578-2211

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 30, 2014, MetLife, Inc. (the “Company”) entered into a pricing agreement (attached hereto as Exhibit 1.1 and incorporated herein by reference) (the “Pricing Agreement”) with Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., HSBC Securities (USA) Inc., UBS Securities LLC, Wells Fargo Securities, LLC and the other institutions named therein (the “Remarketing Agents”) relating to the remarketing of a series of debentures constituting part of the Company’s Common Equity Units (the “Units”). The Pricing Agreement was entered into pursuant to the Remarketing Agreement dated August 26, 2014, among the Company, the Remarketing Agents and Deutsche Bank Trust Company Americas, as Stock Purchase Contract Agent, and sets forth the terms upon which $999,848,000 aggregate principal amount of such debentures were remarketed on behalf of the holders of the Units. Holders of the Units comprising such debentures in $152,000 principal amount elected cash settlement and are not participating in the remarketing. Upon the settlement of the remarketing, which is expected to occur on or about October 7, 2014, the debentures will be denominated the Company’s 1.903% Series E Senior Component Debentures, Tranche 1 (the “Tranche 1 Debentures”) and 4.721% Series E Senior Component Debentures, Tranche 2 (the “Tranche 2 Debentures” and, together with the Tranche 1 Debentures, the “Series E Debentures”). Following the settlement of the remarketing, effective October 8, 2014, the stated maturity of the Tranche 1 Debentures and the Tranche 2 Debentures will be December 15, 2017 and December 15, 2044, respectively. The Series E Debentures were originally issued in November 2010 as $1.0 billion aggregate principal amount of Series E Senior Debentures due 2045 pursuant to an Indenture, dated as of November 9, 2001, between the Company and The Bank of New York Mellon Trust Company (as successor in interest to J.P. Morgan Trust Company, National Association (as successor in interest to Bank One Trust Company, N.A.)), as Trustee (the “Trustee”), as supplemented by the Twenty-Second Supplemental Indenture, dated as of November 1, 2010, between the Company and the Trustee, and have terms described in the Company’s Prospectus Supplement relating to the remarketing dated September 30, 2014 (the “Prospectus Supplement”).

The Series E Debentures were offered and sold pursuant to the shelf registration statement on Form S-3 (File No. 333-192366), filed with the Commission on November 15, 2013, and the Prospectus Supplement.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

1.1	Pricing Agreement, dated September 30, 2014, among MetLife, Inc., Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., HSBC Securities (USA) Inc., UBS Securities LLC, Wells Fargo Securities, LLC and the other Remarketing Agents named therein

12.1	Statement re: Computation of Ratios of Earnings to Fixed Charges.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Timothy J. Ring
Name:	Timothy J. Ring
Title:	Vice President and Secretary

Date: October 1, 2014

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT

1.1	Pricing Agreement, dated September 30, 2014, among MetLife, Inc., Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., HSBC Securities (USA) Inc., UBS Securities LLC, Wells Fargo Securities, LLC and the other Remarketing Agents named therein

12.1	Statement re: Computation of Ratios of Earnings to Fixed Charges.

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